UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 25, 2013 Date of Report (Date of earliest event reported):
Kratos Defense & Security Solutions, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-34460	13-3818604
(Commission File Number)	(I.R.S. Employer Identification No.)

4820 Eastgate Mall, Suite 200, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On November 25, 2013, Kratos Defense & Security Solutions, Inc. (the “Company”) issued a press release announcing that it is postponing its previously announced refinancing efforts.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information provided pursuant to this Item 7.01, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

Date: November 25, 2013	/s/ Deborah S. Butera
Deborah S. Butera
Senior Vice President, General Counsel/Registered In-House Counsel, Chief Compliance Officer, and Secretary

Exhibit 99.1
Press Contact: Yolanda White 858-812-7302 Direct Investor Information: 877-934-4687 investor@kratosdefense.com

Kratos Discontinues Proposed Refinancing Effort

Total Current Combined Upfront Refinancing Cost and New Recurring Interest Cost Would Exceed Company’s Objective for Reduction of Total Cost of Capital of Existing Senior Notes, Due June 2017

SAN DIEGO, CA, November 25, 2013 – Kratos Defense & Security Solutions, Inc. (NASDAQ:KTOS), a leading National Security Solutions provider, announced today that it has discontinued a proposed refinancing of its $625 million Senior Notes, due June 2017, as the total combined upfront refinancing cost and new recurring interest cost would not achieve the Company’s objective for an opportunistic reduction of the net present value total cost of capital of the Company’s existing Senior Notes, due June 2017, based on current market conditions.

Eric DeMarco, Kratos’ President and CEO, said, “We have previously stated that we would opportunistically consider refinancing our existing Senior Notes, due June 2017, which have a No Call provision through May 2014, only if the combined cost of the early retirement of the Notes, the subsequent leverage for our Company, and the terms, conditions, and future interest rate of the new debt would achieve a pre-determined total refinancing financial objective and rate of return.  Following exploration of current market conditions, and even though investor interest was strong, we have made the decision not to consummate a transaction at this time, as the overall cost and financial rate of return to our Company would not achieve our pre-determined financial objectives.  Accordingly, we will continue to evaluate the cost of a potential refinancing of our existing Senior Notes, weighing related market conditions and the opportunity to refinance our Notes at the most appropriate time.  Importantly, Standard and Poor’s Ratings Services and Moody’s Investor Service recently reaffirmed their respective credit ratings of B and B3 of the Company, noting that Kratos is fairly well positioned in relatively high-priority areas of the defense budget and that Kratos’ product portfolio is positioned in areas where funding levels are less vulnerable, including unmanned aerial and missile systems, satellite communications, electronic warfare, radar and signals processing.”  Mr. DeMarco concluded, "As we stated a few weeks ago in our third quarter earnings call, we are forecasting approximately ten percent sequential organic revenue and Adjusted EBITDA growth for our fiscal 2013 fourth quarter, positive free cash flow generation, a reduction in DSOs and strong bookings.  Additionally, we continue to make progress with our unmanned aerial system initiative, and last week we had a very successful flight of one of our highest performance unmanned aerial systems at extremely low altitude at an ocean range.  Also importantly, late last week, House Speaker Boehner stated that another Government shutdown will not happen, and that the House will pass another Continuing Resolution if the Budget Committee is not able to reach agreement by December 13, which would provide additional visibility and predictability to the industry and Kratos’ fiscal 2014."

About Kratos Defense & Security Solutions
Kratos Defense & Security Solutions, Inc. (Nasdaq:KTOS) is a specialized National Security technology Company providing mission critical products, services and solutions for United States National Security. Kratos' core capabilities are sophisticated engineering, manufacturing and system integration offerings for National Security platforms and programs. Kratos' areas of expertise include Command, Control, Communications, Computing, Combat Systems, Intelligence, Surveillance and Reconnaissance (C5ISR), satellite communication systems, electronic warfare, unmanned systems, missile defense, cyber warfare, cybersecurity, information assurance, and critical infrastructure security. Kratos has primarily an engineering and technically oriented work force of approximately 3,850. The vast majority of Kratos' work is performed on a military base, in a secure facility or at a critical infrastructure location. Kratos' primary end customers are National Security related agencies. News and information are available at www.KratosDefense.com.

Notice Regarding Forward-Looking Statements
Any statements contained in this press release that do not describe historical facts, including statements regarding refinancing of our existing Senior Notes, may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties. The factors that could cause actual future results to differ materially from current expectations are identified and described in more detail in our filings with the Securities Exchange Commission, including our report on Form 10-Q filed on November 7, 2013 and our report on Form 10-K filed on March 12, 2013 and our other filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.